EXHIBIT 99.1

               Computational Materials and/or ABS Term Sheets.

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance   COFI 1mo
                 Cut-off - December 1, 2004


Stats
------------------------------------------------------------------------------
Count:   111
Current Balance:   $23,279,071
Average Current Balance:   $209,721
Gross Weighted Average Coupon:   2.579%
Net Weighted Average Coupon:   2.133%
Weighted Average Expense Rate:   0.446%
Weighted Average Expense Rate - after Reset:   0.446%
Original Term:   360
Remaining Term:   359.62
Age:   0.38
Original Loan-to-Value Ratio:   76.23%
Margin:   3.169%
Net Margin:   2.723%
Non-Zero Initial Periodic Cap:   0.000%
Non-Zero Subsequent Periodic Cap:   0.000%
Lifetime Cap:   8.542%
Maximum Interest Rate:   9.950%
Months to Next Roll:   1.20
FICO Score:   701
Max Zip Code Percentage:   2.094%
Debt-to-Income Ratio:   37.028%



Conforming                        Count            Balance           Percent
------------------------------------------------------------------------------
Conforming                          111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------


Principal Balance                 Count            Balance           Percent
------------------------------------------------------------------------------
Lower than $50,000.00                 1            $42,798              0.2%
$50,000.01 to $200,000.00            51          7,299,494              31.4
$200,000.01 to $350,000.00           56         14,711,063              63.2
$350,000.01 to $500,000.00            3          1,225,716               5.3
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Current Rate                      Count            Balance           Percent
------------------------------------------------------------------------------
1.000% to 1.249%                     39         $8,421,715             36.2%
1.250% to 1.499%                     17          3,542,509              15.2
1.750% to 1.999%                      9          1,784,011               7.7
2.000% to 2.249%                      1            137,750               0.6
2.500% to 2.749%                      1             77,400               0.3
2.750% to 2.999%                      3            672,491               2.9
3.000% to 3.249%                      6          1,102,994               4.7
3.250% to 3.499%                      1            170,725               0.7
3.750% to 3.999%                      2            256,798               1.1
4.500% to 4.749%                      5            946,702               4.1
4.750% to 4.999%                      8          1,899,851               8.2
5.000% to 5.249%                     10          2,481,911              10.7
5.250% to 5.499%                      3            567,667               2.4
5.750% to 5.999%                      4            779,314               3.3
6.000% to 6.249%                      2            437,232               1.9
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Age                               Count            Balance           Percent
------------------------------------------------------------------------------
0 to 2                              111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Original Loan-To-Value Ratio      Count            Balance           Percent
------------------------------------------------------------------------------
0.001% to 50.000%                     5         $1,157,393              5.0%
50.001% to 60.000%                    3            266,298               1.1
60.001% to 70.000%                   22          4,230,666              18.2
70.001% to 75.000%                    8          1,829,410               7.9
75.001% to 80.000%                   56         12,772,220              54.9
80.001% to 85.000%                    1            229,484               1.0
85.001% to 90.000%                    2            248,125               1.1
90.001% to 95.000%                   14          2,545,476              10.9
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Current Loan-To-Value Ratio       Count            Balance           Percent
------------------------------------------------------------------------------
0.001% to 50.000%                     5         $1,157,393              5.0%
50.001% to 60.000%                    3            266,298               1.1
60.001% to 70.000%                   22          4,230,666              18.2
70.001% to 75.000%                    8          1,829,410               7.9
75.001% to 80.000%                   56         12,772,220              54.9
80.001% to 85.000%                    1            229,484               1.0
85.001% to 90.000%                    2            248,125               1.1
90.001% to 95.000%                   14          2,545,476              10.9
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



FICO Score                        Count            Balance           Percent
------------------------------------------------------------------------------
620 to 639                            4           $642,823              2.8%
640 to 679                           34          7,605,517              32.7
680 to 699                           20          4,636,439              19.9
700 to 719                           16          3,214,551              13.8
720 to 759                           27          5,459,437              23.5
760 to 799                            9          1,591,464               6.8
800 to 819                            1            128,840               0.6
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



First Payment Date                Count            Balance           Percent
------------------------------------------------------------------------------
2004-11-01                            2           $568,188              2.4%
2004-12-01                           36          7,685,690              33.0
2005-01-01                           72         14,895,192              64.0
2005-02-01                            1            130,000               0.6
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



States                            Count            Balance           Percent
------------------------------------------------------------------------------
AK                                    1           $479,200              2.1%
AZ                                    2            290,808               1.2
CA                                   31          7,729,296              33.2
CO                                    1             85,400               0.4
CT                                    1            328,560               1.4
FL                                   13          2,546,038              10.9
HI                                    1            355,916               1.5
IA                                    1            170,725               0.7
IL                                    1            207,600               0.9
IN                                    2            193,400               0.8
MD                                    2            383,100               1.6
MI                                    4            523,823               2.3
MN                                    2            452,000               1.9
MO                                    1             97,500               0.4
NC                                    3            433,484               1.9
NH                                    1             93,500               0.4
NJ                                    5          1,111,000               4.8
NV                                   11          2,621,278              11.3
NY                                    3            423,366               1.8
OH                                    1            242,809               1.0
OR                                    4            665,025               2.9
PA                                    7          1,520,757               6.5
SC                                    2            507,250               2.2
TX                                    2            263,298               1.1
UT                                    3            424,740               1.8
VA                                    1            101,784               0.4
WA                                    5          1,027,415               4.4
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.    CWHL 2005 - 4     Group 1-Conforming Balance   COFI 1mo
                 Cut-off - December 1, 2004



Top 10 Zipcodes                   Count            Balance           Percent
------------------------------------------------------------------------------
92545                                 2           $487,367              2.1%
99516                                 1            479,200               2.1
89015                                 2            445,026               1.9
89147                                 2            412,000               1.8
34134                                 1            390,600               1.7
96732                                 1            355,916               1.5
95219                                 1            331,209               1.4
89086                                 1            330,692               1.4
06067                                 1            328,560               1.4
92101                                 1            326,900               1.4
Other                                98         19,391,602              83.3
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



NegAm Limit                       Count            Balance           Percent
------------------------------------------------------------------------------
110%                                  3           $423,366              1.8%
115%                                108         22,855,704              98.2
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Teaser Period                     Count            Balance           Percent
------------------------------------------------------------------------------
1                                    96        $20,395,046             87.6%
3                                    15          2,884,025              12.4
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Index                             Count            Balance           Percent
------------------------------------------------------------------------------
COFI 1mo                            111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Margin                            Count            Balance           Percent
------------------------------------------------------------------------------
2.001% to 2.250%                      1           $207,600              0.9%
2.251% to 2.500%                      2            290,000               1.2
2.501% to 2.750%                     12          2,528,801              10.9
2.751% to 3.000%                     30          6,875,225              29.5
3.001% to 3.250%                     32          6,808,168              29.2
3.251% to 3.500%                     15          3,068,370              13.2
3.501% to 3.750%                      4            744,569               3.2
3.751% to 4.000%                      8          1,570,358               6.7
4.001% to 4.250%                      6          1,026,682               4.4
4.251% to 4.500%                      1            159,298               0.7
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Max Rate                          Count            Balance           Percent
------------------------------------------------------------------------------
9.500% to 9.999%                    111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Payment Cap                       Count            Balance           Percent
------------------------------------------------------------------------------
7.500%                              111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------


Months to Roll                    Count            Balance           Percent
------------------------------------------------------------------------------
1                                    96        $20,395,046             87.6%
2                                     6          1,141,201               4.9
3                                     8          1,612,824               6.9
4                                     1            130,000               0.6
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Delinquency in Days               Count            Balance           Percent
------------------------------------------------------------------------------
0                                   111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Property Type                     Count            Balance           Percent
------------------------------------------------------------------------------
Single Family                        82        $16,806,112             72.2%
Planned Unit Development             20          4,464,993              19.2
Condominium                           6          1,261,229               5.4
2-4 Family                            3            746,736               3.2
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Occupancy Code                    Count            Balance           Percent
------------------------------------------------------------------------------
Primary                              92        $19,862,770             85.3%
Investment                           16          2,941,723              12.6
Second                                3            474,578               2.0
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Purpose                           Count            Balance           Percent
------------------------------------------------------------------------------
Purchase                             43         $9,124,295             39.2%
Cash/Out Refi                        41          9,042,168              38.8
Rate/Term Refi                       27          5,112,608              22.0
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Documentation Type                Count            Balance           Percent
------------------------------------------------------------------------------
Alt Doc                              17         $2,965,650             12.7%
Full Doc                             33          6,507,313              28.0
Reduced Doc                          61         13,806,108              59.3
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Debt-to-Income Ratio              Count            Balance           Percent
------------------------------------------------------------------------------
0.001% to 10.000%                     2           $200,525              0.9%
10.001% to 20.000%                    3            543,064               2.3
20.001% to 30.000%                   22          4,455,374              19.1
30.001% to 40.000%                   43          9,064,424              38.9
40.001% to 50.000%                   33          7,180,285              30.8
50.001% to 60.000%                    8          1,835,399               7.9
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Interest Only                     Count            Balance           Percent
------------------------------------------------------------------------------
N                                   111        $23,279,071            100.0%
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------



Mortgage Insurance                Count            Balance           Percent
------------------------------------------------------------------------------
OLTV <= 80                           94        $20,255,986             87.0%
OLTV > 80 and Insured                17          3,023,084              13.0
------------------------------------------------------------------------------
Total:                              111        $23,279,071            100.0%
------------------------------------------------------------------------------






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                                                                   Page 2 of 2